                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Spencer A. Broughton and Scott S. Broughton and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of Form 10-K of Citizens Security Group Inc. for the fiscal year ended December 31, 1995, and all amendments to such Annual Report of Form 10-K and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          SIGNATURE                                      DATE
          ---------                                      ----

/s/ Spencer A. Broughton                          March 16, 1996
- ------------------------
Spencer A. Broughton, Chairman of the
  Board, Chief Executive Officer
  (Principal Executive Officer)
  and Director


                                                  March   , 1996
- ------------------------
Scott S. Broughton, President, Chief
  Operating Officer, Chief Financial Officer
  (Principal Financial and Accounting Officer) and Director


                                                  March   , 1996
- ------------------------
David A. Cairns, Director


                                                  March   , 1996
- ------------------------
William C. Ferril, Director


                                                  March   , 1996
- ------------------------
S. B. Foot III, Director


                                                  March   , 1996
- ------------------------
R. Scott Jones, Director


                                                  March   , 1996
- ------------------------
Terry A. Lynner, Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Spencer A. Broughton and Scott S. Broughton and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of Form 10-K of Citizens Security Group Inc. for the fiscal year ended December 31, 1995, and all amendments to such Annual Report of Form 10-K and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          SIGNATURE                                      DATE
          ---------                                      ----

                                                  March   , 1996
- ------------------------
Spencer A. Broughton, Chairman of the
  Board, Chief Executive Officer
  (Principal Executive Officer)
  and Director


/s/ Scott S. Broughton                            March 18, 1996
- ------------------------
Scott S. Broughton, President, Chief
  Operating Officer, Chief Financial Officer
  (Principal Financial and Accounting Officer)
  and Director


                                                  March   , 1996
- ------------------------
David A. Cairns, Director


                                                  March   , 1996
- ------------------------
William C. Ferril, Director


                                                  March   , 1996
- ------------------------
S. B. Foot III, Director


                                                  March   , 1996
- ------------------------
R. Scott Jones, Director


                                                  March   , 1996
- ------------------------
Terry A. Lynner, Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Spencer A. Broughton and Scott S. Broughton and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of Form 10-K of Citizens Security Group Inc. for the fiscal year ended December 31, 1995, and all amendments to such Annual Report of Form 10-K and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          SIGNATURE                                      DATE
          ---------                                      ----

                                                  March   , 1996
- ------------------------
Spencer A. Broughton, Chairman of the
  Board, Chief Executive Officer
  (Principal Executive Officer)
  and Director


                                                  March   , 1996
- ------------------------
Scott S. Broughton, President, Chief
  Operating Officer, Chief Financial Officer
  (Principal Financial and Accounting Officer) and Director


/s/ David A. Cairns                               March 18, 1996
- ------------------------
David A. Cairns, Director


                                                  March   , 1996
- ------------------------
William C. Ferril, Director


                                                  March   , 1996
- ------------------------
S. B. Foot III, Director


                                                  March   , 1996
- ------------------------
R. Scott Jones, Director


                                                  March   , 1996
- ------------------------
Terry A. Lynner, Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Spencer A. Broughton and Scott S. Broughton and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of Form 10-K of Citizens Security Group Inc. for the fiscal year ended December 31, 1995, and all amendments to such Annual Report of Form 10-K and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          SIGNATURE                                      DATE
          ---------                                      ----

                                                  March   , 1996
- ------------------------
Spencer A. Broughton, Chairman of the
  Board, Chief Executive Officer
  (Principal Executive Officer)
  and Director


                                                  March   , 1996
- ------------------------
Scott S. Broughton, President, Chief
  Operating Officer, Chief Financial Officer
  (Principal Financial and Accounting Officer) and Director


                                                  March   , 1996
- ------------------------
David A. Cairns, Director


/s/ William C. Ferril                             March 18, 1996
- ------------------------
William C. Ferril, Director


                                                  March   , 1996
- ------------------------
S. B. Foot III, Director


                                                  March   , 1996
- ------------------------
R. Scott Jones, Director


                                                  March   , 1996
- ------------------------
Terry A. Lynner, Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Spencer A. Broughton and Scott S. Broughton and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of Form 10-K of Citizens Security Group Inc. for the fiscal year ended December 31, 1995, and all amendments to such Annual Report of Form 10-K and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          SIGNATURE                                      DATE
          ---------                                      ----

                                                  March   , 1996
- ------------------------
Spencer A. Broughton, Chairman of the
  Board, Chief Executive Officer
  (Principal Executive Officer)
  and Director


                                                  March   , 1996
- ------------------------
Scott S. Broughton, President, Chief
  Operating Officer, Chief Financial Officer
  (Principal Financial and Accounting Officer) and Director


                                                  March   , 1996
- ------------------------
David A. Cairns, Director


                                                  March   , 1996
- ------------------------
William C. Ferril, Director


/s/ S. B. Foot, III                               March 13, 1996
- ------------------------
S. B. Foot III, Director


                                                  March   , 1996
- ------------------------
R. Scott Jones, Director


                                                  March   , 1996
- ------------------------
Terry A. Lynner, Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Spencer A. Broughton and Scott S. Broughton and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of Form 10-K of Citizens Security Group Inc. for the fiscal year ended December 31, 1995, and all amendments to such Annual Report of Form 10-K and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          SIGNATURE                                      DATE
          ---------                                      ----

                                                  March   , 1996
- ------------------------
Spencer A. Broughton, Chairman of the
  Board, Chief Executive Officer
  (Principal Executive Officer)
  and Director


                                                  March   , 1996
- ------------------------
Scott S. Broughton, President, Chief
  Operating Officer, Chief Financial Officer
  (Principal Financial and Accounting Officer) and Director


                                                  March   , 1996
- ------------------------
David A. Cairns, Director


                                                  March   , 1996
- ------------------------
William C. Ferril, Director


                                                  March   , 1996
- ------------------------
S. B. Foot III, Director


/s/ R. Scott Jones                                March 18, 1996
- ------------------------
R. Scott Jones, Director


                                                  March   , 1996
- ------------------------
Terry A. Lynner, Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Spencer A. Broughton and Scott S. Broughton and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of Form 10-K of Citizens Security Group Inc. for the fiscal year ended December 31, 1995, and all amendments to such Annual Report of Form 10-K and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          SIGNATURE                                      DATE
          ---------                                      ----

                                                  March   , 1996
- ------------------------
Spencer A. Broughton, Chairman of the
  Board, Chief Executive Officer
  (Principal Executive Officer)
  and Director


                                                  March   , 1996
- ------------------------
Scott S. Broughton, President, Chief
  Operating Officer, Chief Financial Officer
  (Principal Financial and Accounting Officer) and Director


                                                  March   , 1996
- ------------------------
David A. Cairns, Director


                                                  March   , 1996
- ------------------------
William C. Ferril, Director


                                                  March   , 1996
- ------------------------
S. B. Foot III, Director


                                                  March   , 1996
- ------------------------
R. Scott Jones, Director


/s/ Terry A. Lynner                               March 18, 1996
- ------------------------
Terry A. Lynner, Director